SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 19, 2001
                                                          -------------

                        COMMISSION FILE NUMBER 001-08495


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of            specified in its charter)            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Constellation Brands, Inc. released the following information on June 19, 2001:

        CONSTELLATION UPDATES FINANCING PLANS FOR RAVENSWOOD ACQUISITION

                  Acquisition Accretive in Current Fiscal Year

FAIRPORT, NEW YORK, JUNE 19, 2001 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) announced today that it intends to finance the previously announced Ravenswood (Nasdaq: RVWD) acquisition exclusively with debt. The Company had previously announced that the acquisition would be financed with up to one-third equity capital.

     "Our updated outlook for an even stronger year of cash flow opens up alternatives for financing Ravenswood," said Thomas Summer, Executive Vice President and Chief Financial Officer of Constellation. "This financing alternative achieves two of our key objectives; it maintains the strength of our balance sheet, while at the same time enhancing the value of the Ravenswood acquisition to our stockholders. Ravenswood will now be accretive to earnings per share in our current fiscal year."

     Ravenswood will hold a special shareholders' meeting on June 26, 2001, to vote on the merger transaction and closing is targeted for July 2, 2001. Constellation intends to use its short-term borrowing facility to fund the transaction. The Company may consider long-term debt refinancing alternatives as market conditions permit.

ABOUT CONSTELLATION
     Constellation Brands, Inc. is a leader in the production and marketing of beverage alcohol brands in North America and the United Kingdom and is a leading independent drinks wholesaler in the United Kingdom. Leading brands in Constellation's portfolio include: Franciscan Oakville Estate, Simi, Estancia, Corona Extra, Modelo Especial, St. Pauli Girl, Almaden, Arbor Mist, Talus, Vendange, Alice White, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and K.

FORWARD-LOOKING STATEMENTS
     Constellation makes forward-looking statements from time to time and desires to take advantage of the "safe harbor" which is afforded such statements under the Private Securities Litigation Reform Act of 1995 when they are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statements. The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. In particular, Constellation's expectation that the acquisition and its related financing will be accretive to earnings per share in Fiscal Year 2002, is based upon achieving certain sales projections, meeting certain cost targets and successfully integrating the acquired business. Statements regarding the expected closing of the transaction are subject to the risk that the closing conditions will not be satisfied and that the merger with not be consummated. There can be no assurance that any forward-looking statement in this press release will be realized or that actual results will not be significantly higher or lower than set forth in or implied by such forward-looking statement. For risk factors associated with Constellation and its business, please refer to Constellation's Securities and Exchange Commission filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CONSTELLATION BRANDS, INC.

Dated:  June 19, 2001                  By:  /s/ Thomas S. Summer
                                            --------------------------------
                                            Thomas S. Summer, Executive Vice
                                            President and Chief Financial
                                            Officer


                          SUBSIDIARIES


                                      BATAVIA WINE CELLARS, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Treasurer


                                      CANANDAIGUA WINE COMPANY, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Treasurer


                                      CANANDAIGUA EUROPE LIMITED

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Treasurer


                                      CANANDAIGUA LIMITED

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Finance Director
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)


                                      POLYPHENOLICS, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President
                                           and Treasurer


                                      ROBERTS TRADING CORP.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, President and
                                           Treasurer

                                      CANANDAIGUA B.V.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Chief
                                           Financial Officer


                                      FRANCISCAN VINEYARDS, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President
                                           and Treasurer


                                      ALLBERRY, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President
                                           and Treasurer


                                      CLOUD PEAK CORPORATION

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President
                                           and Treasurer


                                      M.J. LEWIS CORP.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President
                                           and Treasurer


                                      MT. VEEDER CORPORATION

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President
                                           and Treasurer


                                      BARTON INCORPORATED

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President

                                      BARTON BRANDS, LTD.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President



                                      BARTON BEERS, LTD.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      BARTON BRANDS OF CALIFORNIA, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      BARTON BRANDS OF GEORGIA, INC.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      BARTON CANADA, LTD.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      BARTON DISTILLERS IMPORT CORP.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      BARTON FINANCIAL CORPORATION

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      STEVENS POINT BEVERAGE CO.

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President


                                      MONARCH IMPORT COMPANY

Dated:  June 19, 2001                 By:  /s/ Thomas S. Summer
                                           --------------------------------
                                           Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None